EXHIBIT 12(c)

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                               SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of Sanford C. Bernstein Fund II, Inc. (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 29, 2005

                                  By:      /s/ Roger Hertog
                                           ----------------
                                           Roger Hertog
                                           President

                                  By:      /s/ Mark D. Gersten
                                           -------------------
                                           Mark D. Gersten
                                           Treasurer and Chief Financial Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.